

First Quarter 2022
Financial Results Conference Call

May 13, 2022

Troy Meier
Chairman and Chief Executive Officer

Christopher Cashion
Chief Financial Officer

NYSE American: SDPI
www.sdpi.com

Safe Harbor Statement

These slides contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, including, without limitations, the continued impact of COVID-19 on the business, the Company's strategy, future operations, success at developing future tools, the Company's effectiveness at executing its business strategy and plans, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, and ability to outperform are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward -looking statements contain such identifying words. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the duration of the COVID-19 pandemic and related impact on the oil and natural gas industry, the effectiveness of success at expansion in the Middle East, options available for market channels in North America, the deferral of the commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

SUPERIOR DRILLING PRODUCTS

Strong Execution Drives Enhanced Results

Q1 2022

70%
Y/Y Revenue Growth

$150K
Net Income

24.5%
Adj. EBITDA Margin

$2.9M
Cash Position

Demonstrated innovation and expertise to outpace the oil & gas industry recovery

Continued demand for flagship Drill-N-Ream® wellbore conditioning tool

PDC refurbishment and other drilling tools activity remained strong

Demonstrated inherent leverage:
Adj. EBITDA margin up 360 bps sequentially

Strengthened balance sheet

Development of new associates helping drive revenue and capacity

SUPERIOR DRILLING PRODUCTS

Q1 Revenue Grew 70% Y/Y, Sequentially Up 4.5%

Compared with prior-year period unless otherwise noted
($ in millions)



$2.4
$3.4
$3.6
$4.0
$4.1
$2.1
$2.9
$3.0
$3.6
$3.7
$0.3
$0.5
$0.5
$0.4
$0.4
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
International
North America

North America revenue increased 79% in Q1

- Driven by increased tool revenue and strong growth in contract services – manufacture and refurbishment of drill bits and other related tools
- Average U.S. rig count of 633 in Q1 22 was up 74 rigs sequentially and up 240 rigs since Q1 21

International revenue growth of 16% despite ongoing pandemic-related restrictions around travel and labor recruitment

Numbers may not sum due to rounding

Tool and Contract Services Revenue Growth

Compared with prior-year period unless otherwise noted

($ in millions)

Contract Services up 79% in Q1 22

Continued expansion of the volume and products we refurbish and manufacture for our long-time legacy customer

Other related tool revenue up 107% from higher royalty and repair revenue driven by the DNR activity on more rigs

Revenue by Product



$2.4
$0.8
$0.8
$0.8
$3.4
$1.1
$1.1
$1.2
$3.6
$1.2
$0.8
$1.5
$4.0
$1.0
$1.5
$1.4
$4.1
$1.4
$1.0
$1.7
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Other Related Tool Revenue*
Tool Sales / Rental
Contract Services

**Other Related Tool Revenue is comprised of royalty, maintenance and repair fees*

Numbers may not sum due to rounding

EFFECTIVE MANAGEMENT OF COSTS WHILE INVESTING IN GROWTH

Compared with prior-year period unless otherwise noted

($ in millions)

Cost discipline combined with improved processes and operational efficiencies offsetting inflationary pressures and the continued investment in people

SG&A expenses were 39.9% of revenue, a measurable improvement from the prior-year period, and were 210 basis points lower sequentially

Operating Expenses



$3.4
$0.7
$1.5
$1.2
$3.3
$0.6
$1.5
$1.2
$3.4
$0.4
$1.6
$1.4
$3.9
$0.4
$1.7
$1.8
$3.8
$0.4
$1.6
$1.8
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Cost of Revenue
SG&A
Depreciation & Amortization

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

Improved Bottom Line & EBITDA

($ in thousands)

Net Income (Loss) & Diluted EPS



$645
$150
($0.04)
($0.00)
($0.00)
$0.02
$0.01
($67)
($6)
($1,102)
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22

*Adjusted EBITDA and Margin**



$957
$853
$827
$1,014
(0.4%)
28.2%
23.9%
20.9%
24.5%
($11)
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22

** Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation between GAAP net income (loss) and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

BALANCE SHEET STRENGTHENED

($ in millions)

Cash and Equivalents



$2.3
$2.7
$2.5
$2.8
$2.9
3/31/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022

Total Debt



$8.0
$3.0
$5.0
$2.9
$1.5
$1.4
$2.5
$0.75
$1.7
$2.3
$0.75
$1.6
12/31/2019
12/31/2020
12/31/2021
3/31/2022
All Other Debt
Hard Rock Note

Numbers may not sum due to rounding

Cash from operations was $1.1 million compared with $205 thousand in 1Q 21

Made down payment of $287 thousand to secure new CNC machine

Long-term debt, including the current portion, down 5% from December 31, 2021

Final $750 thousand principal on Hard Rock note is due October 2022

$6.5 million in shareholders' equity at quarter-end

OUTLOOK AND OPPORTUNITIES*



Expect continued growth in revenue and profitability in 2022

North America:

- Strong demand for new tools and expanded offerings of contract services
- Expect increased presence on more rigs

International:

- Still hampered by pandemic-related restrictions
- Kuwait rig count flat, while Oman is improving
- Working to solidify and enhance relationships to be in a position of strength once restrictions pass

Advancing conversations with more channel partners

Enhancing manufacturing capacity

- Building out team with skilled experts
- Training continues to be a focus area
- Adding new equipment to support growth

** Expectations provided on May 13, 2022*

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

Supplemental Information

Adjusted EBITDA Reconciliation

	Three Months Ended				
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
GAAP net (loss) income	**($1,101,793)**	**($66,781)**	**($6,210)**	**$644,884**	**$149,837**
Add back:					
Depreciation and amortization	690,074	585,504	405,225	422,733	410,733
Interest expense, net	138,009	145,471	130,172	125,512	123,664
Share-based compensation	167,473	167,033	196,096	226,144	210,133
Net non-cash compensation	88,200	88,200	88,200	88,200	88,200
Loss (gain) on sale or disposition of assets	(10,000)	11,187	-	(939)	-
Recovery of related party note receivable	-	-	-	(707,112)	-
Income tax expense	17,180	26,468	39,327	27,202	31,384
Non-GAAP adjusted EBITDA	**($10,858)**	**$957,082**	**$852,810**	**$827,297**	**$1,013,951**
GAAP Revenue	$2,424,653	$3,399,109	$3,561,919	$3,950,469	$4,130,164
Non-GAAP Adjusted EBITDA Margin	*(0.4%)*	*28.2%*	*23.9%*	*20.9%*	*24.5%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS